UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On January 12, 2023, the Board of Directors (the “Board”) of Emmaus Life Sciences, Inc. ( “we,” “us,” “our,” “Emmaus” or the “company”) granted to Yutaka Niihara, M.D., M.P.H., the company’s Chairman of the Board and Chief Executive Officer, a five-year warrant to purchase up to 7,500,000 shares of common stock of the company at an exercise price of $4.50 a share, subject to adjustment in the event of a stock split, reverse stock split and similar events. The Board also granted to each of two consultants to the company five-year warrants to purchase up to 250,000 shares of common stock at an exercise price of $0.50 a share, subject to adjustment in the event of a stock split, reverse stock split and similar events. The warrants vested in full upon the grant date. The warrants were granted without registration under the Securities Act of 1933, as amended, in reliance on the exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506(c) of Regulation D under the Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements of Certain Officers

The information in Item 3.02 as it relates to the warrant grant to Dr. Niihara is incorporated herein by reference.

Also on January 12, 2023, the Board granted under the company’s 2021 Stock Incentive Plan (the “2021 Plan”) non-qualified stock options to purchase up to 100,000 shares of common stock of the company to each of the non-employee directors of the company and to George Sekulich and Charles Stark, Pharm.D., the Senior Vice President of Global Commercialization and Chief Information Officer and the Senior Vice President Clinical Development and Medical Affairs, respectively, of the company. The Board also granted under the 2021 Plan non-qualified stock options to purchase up to 500,000 shares and 150,000 shares, respectively, to Willis Lee, the company’s Chief Operating Officer, and Yasushi Nagasaki, the Chief Financial Officer of the company. The non-employee director options have a term of ten years and will vest in four equal installments as of the last day of each quarter beginning on March 31, 2023, subject to the directors’ remaining in the service of the company through each vesting date. The options granted to the executive officers of the company have a term of ten years and will vest as to one-third of the option shares on the 12-month anniversary of the grant date and as to the remaining two-thirds of the option shares in 24 equal monthly installments as of the end of each month after such anniversary, subject to the executive officers remaining in the company’s employ through each vesting date. All the foregoing options have an exercise price of $4.50 a share, subject to adjustment in the event of a stock split, reverse stock split and similar events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2023	Emmaus Life Sciences, Inc.

	By:	/s/ YUTAKA NIIHARA
		Name:	Yutaka Niihara, M.D., M.P.H.
		Title:	Chairman and Chief Executive Officer

INDEX TO EXHIBITS

The following exhibits are filed with or incorporated by reference in this Report:

Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date
4.1	Form of Non-Qualified Stock Option Agreement (Non-Employee Director Grantee)+	S-8	333-261944	4.3	12/30/2021

4.2	Form of Non-Qualified Stock Option Agreement (Non-Director Grantee)+	S-8	333-261944	4.4	12/30/2021

+Management contract or compensatory plan, contract or arrangement.